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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-60997, 333-61007, 333-90802, 333-90858 and 333-90860) of
Hastings Entertainment, Inc. of our report dated March 14, 2003, with respect to the consolidated financial statements and schedule of Hastings Entertainment, Inc. included in the Annual Report (Form 10-K) for the year ended January 31, 2003.



                                                     /s/ Ernst & Young LLP


Fort Worth, Texas
April 18, 2003















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